                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 July 23, 1999



                                  DQE, Inc.
            (Exact name of registrant as specified in its charter)



       Pennsylvania                    1-10290                   25-1598483
       ------------                    -------                   ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



                    Cherrington Corporate Center, Suite 100
         500 Cherrington Parkway, Coraopolis, Pennsylvania 15108-3184
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (412) 269-0700



                                      N/A
        (Former name or former address, if changed since last report.)
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Items 1-4.  Not applicable.


Item 5.  Other Events.

     Incorporated herein by reference as Exhibit 99.1 is the Earnings Release of DQE, Inc. for the quarter ended June 30, 1999.


Item 6.  Not applicable.


Item 7.  Exhibits.

     99.1     Earnings Release of DQE, Inc. for the quarter ended June 30, 1999


Items 8-9.  Not applicable




                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                         DQE, Inc.
                                                    -------------------
                                                        (Registrant)



Date              July 29, 1999                      /s/Gary L. Schwass
      -------------------------------------     -----------------------------
                                                         (Signature)
                                                       Gary L. Schwass
                                                  Executive Vice President and
                                                     Chief Financial Officer

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